Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           CASTLE DENTAL CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Delaware                         0-22985                 76-0486898
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


  1360 Post Oak Boulevard, Suite 1300 Houston, Texas                    77056
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (713) 479-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

        Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On March 30, 1998, Castle Dental Centers, Inc., a Delaware corporation ("Castle"), acquired (the "Acquisition") the Class A Membership Interest and Class D Membership Interest of Castle Dental Centers of California, L.L.C., a Delaware limited liability company ("Castle West"), for $10,756,780 in cash and $2,689,151 in Castle's subordinated promissory notes. Castle West was formed by CDC of California, Inc., a wholly owned subsidiary of Castle ("CDC"), and Dental Consulting Services, LLC, a California limited liability company ("DCS"), for the purpose of acquiring the dental practice management business of DCS ("Business") from DCS. The Business consists primarily of five dental offices in the Los Angeles metropolitan area with 27 affiliated dentists.

        Castle financed the cash portion of the Acquisition through borrowings under its existing Credit Facility with NationsBank of Texas, N.A., as agent for the lenders thereunder.

        Following the Acquisition: (i) CDC owns the Class A Membership Interest and the Class D Membership Interest in Castle West; (ii) sole-purpose corporations (the "Corporate B Members") formed by the members of DCS ("DCS Members") collectively own 100% of DCS, which owns the Class B Membership Interest in Castle West; and (iii) sole-purpose corporations (the "Corporate C Members") formed by the members ("Holdings Members") of Capital West Holdings, LLC, a newly formed limited liability company ("Holdings"), collectively own 100% of Holdings, which owns the Class C Membership Interest in Castle West.

        The Class A Membership Interest and the Class D Membership Interest have, in the aggregate, an 80% interest in Castle West's profits and losses and a 60% interest in Castle West's initial capital. The Class B Membership Interest has no interest in Castle West's profits and losses and a 20% interest in Castle West's initial capital. The Class C Membership Interest has a 20% interest in Castle West's profits and losses and a 20% interest in Castle West's initial capital. Castle West will be governed by a board of directors ("Board") consisting of five members, three of whom are elected by CDC as the holder of the Class D Membership Interest.

        CDC has entered into a Management Agreement ("Management Agreement") with Holdings pursuant to which Holdings will, subject to the control of the Board, manage the day-to-day operations of Castle West's operations. The Management Agreement provides for the payment of certain incentive fees if Castle West's EBITDA growth rate exceeds 25% per annum.

        The Corporate B Members as a group were granted the one-time right (the "B Right"), beginning at least one year after the consummation of the closing of the Acquisition ("Closing"), to convert their indirect interests in Castle West into shares of common stock of Castle ("Castle

Common Stock"), through a merger of all of the Corporate B Members into CDC. An aggregate of 407,452 shares of Castle Common Stock are currently issuable upon conversion of the B Right, subject to adjustment on the first anniversary of the Closing as described below.

        Over the one-year period following the Closing, the purchase price of the Class A Membership Interest and the number of shares of Castle Common Stock issuable upon exercise of the B Right will be increased to reflect the anticipated acquisition by Castle West of additional clinics in the Los Angeles metropolitan area. The amount of cash and notes payable for the Class A Membership Interest will be increased as such acquisitions are made and the number of shares issuable upon exercise of the B Right will be adjusted at the first anniversary of the Closing Date. Such adjustments will be made in such a manner that the aggregate purchase price for the Class A Membership Interest and number of shares issuable upon exercise of the B Right will continue to be in the ratio of 60% in cash, 15% in notes and 25% in Castle Common Stock.

        Each Corporate C Member was granted the one-time right (the "Put Right"), beginning at the start of the 25th month after the consummation of the Closing, to convert its indirect interest in Castle West into shares of Castle Common Stock and/or cash through a merger of the Corporate C Member into CDC. The consideration to be received upon the exercise of the Put Right ("Put Consideration") will be dependent upon the financial performance of Castle West up to the date the Put Right is exercised. Each Corporate C Member will have the right to elect to receive the Put Consideration (i) 100% in Castle Common Stock or (ii) up to 50% in cash and the remainder in Castle Common Stock; provided that if a Corporate C Member elects to receive more than 25% of the Put Consideration in cash, CDC has the right to substitute subordinated promissory notes ("Notes") of Castle for cash in excess of such 25%.

        CDC was granted the one-time right ("Call Right"), beginning at the start of the 31st month after the consummation of the Closing, to convert all of the Corporate C Members' indirect interests in Castle West into shares of Castle Common Stock and/or cash through a merger of the Corporate C Members into CDC. The consideration to be received upon the exercise of the Call Right ("Call Consideration") will be determined and payable in the same manner as the Put Consideration.

        If Castle West terminates the Management Agreement or breaches the Management Agreement in such a manner as to give Holdings the right to terminate the Management Agreement, the Corporate B Members, as a group, will have the right to accelerate the Put Right and the B Right. If Holdings terminates the Management Agreement or breaches the Management Agreement in such a manner as to give Castle West the right to terminate the Management Agreement, Castle West will have the right to accelerate the Call Right and treat the B Right as being exercised.

        At the Closing, Castle West, DCS, Holdings, each Corporate B Member, each stockholder of each Corporate B Member ("B Stockholder"), each Corporate C Member and each stockholder of each Corporate C Member ("C Stockholder") entered into a Shareholders' Agreement ("Shareholders' Agreement") with CDC which, among other things (i) restricts the transfers of ownership interests in Castle West, DCS, Holdings, any Corporate B Member or any Corporate C

Member (collectively, the "Companies") other than to immediate family members or persons controlled by, controlling or under common control with the B Stockholders or C Stockholders and (ii) grants powers of attorney coupled with an interest to certain officers of Castle which would allow such attorneys-in-fact to vote the outstanding shares of common stock of each Corporate B Member and Corporate C Member in favor of the mergers necessary to consummate the Call Right and the B Right. The Shareholders' Agreement will remain in place until CDC acquires, directly or indirectly, all of the outstanding securities of the Companies.

        The Shareholders' Agreement does not restrict CDC's right to sell the Class D Membership Interest. However, pursuant to the limited liability company agreement of Castle West, unless the Class D Membership Interest is sold as part of the sale of all of Castle's assets or in a similar transaction, (i) Holdings will have a tag along right to participate in any such sale and (ii) Castle must first offer to Holdings a right to negotiate to purchase the Business.

        Castle entered into a Registration Rights Agreement with regard to the Castle Common Stock issuable to the Corporate B Stockholders and the Corporate C Stockholders upon consummation of the mergers contemplated by the B Right, Put Right and Call Right granting them (i) piggyback registration rights and (ii) one demand right with respect to any shares issued upon exercise of the Call Right.

        The foregoing discussion is qualified in its entirety by reference to the acquisition agreements, copies of which are included with this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        Not applicable

ITEM 5.  OTHER EVENTS

        Not applicable

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

        Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Business Acquired

        The financial statements of the Business acquired are not included in this initial report. Such financial statements will be filed within 60 days of the filing of this initial report.

        (b)    Pro forma Financial Information

        Pro forma financial information including the Business acquired is not included in this initial report. Such pro forma financial information will be filed within 60 days of the filing of this initial report.

        (c)    Exhibits

        EXHIBIT

        NUMBER                            DESCRIPTION

        1.     Underwriting Agreement*
        2. Plan of acquisition, reorganization, arrangement, liquidation or succession
               2.1 Master Contribution and Combination Agreement dated as of January 30, 1998, by and among Castle, CDC of California, Inc., a Delaware corporation ("CDC"), Dental Consulting Services, LLC, a California limited liability company ("DCS"), Castle Dental Centers of California, L.L.C., a Delaware limited liability company ("Castle West"), Castle West Holdings, LLC, a California limited liability company ("Holdings"), and each of the "Members" who are parties thereto.
        4. Instruments defining the rights of security holders, including indentures*
        16.    Letter re change in certifying accountant*
        17.    Letter re director resignation*
        20.    Other documents or statements to securityholders*
        23.    Consents of experts and counsel*
        24.    Power of attorney*
        27.    Financial Data Schedule*
        99.    Additional exhibits
               99.1   Limited Liability Company Agreement of Castle West.
               99.2   Management Agreement between Holdings and Castle West.
               99.3 Form of Subordinated Promissory Note issued to former members of DCS.
               99.4 Form of Subordination Agreement entered into between each former member of DCS, Castle and NationsBank of Texas, N.A., as Agent.
               99.5 Registration Rights Agreement among Castle and each former member of DCS.
               99.6 Stockholders' Agreement among CDC, Castle West, DCS, Holdings, each member of DCS ("Corporate B Member"), each stockholder of each Corporate B Member ("B Stockholder"), each member of Holdings ("Corporate C Member"), and each stockholder of each Corporate C Member ("C Stockholder").
               99.7 Third Amendment to Credit Agreement among Castle, its subsidiaries, NationsBank of Texas, N.A., as agent, and the lenders thereunder.
--------

*  Inapplicable to this filing

ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not applicable

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CASTLE DENTAL CENTERS, INC.

April 14, 1998                            By: John M. Slack
                                              Chief Financial Officer

                                       INDEX TO EXHIBITS

EXHIBIT

NUMBER                                    DESCRIPTION

        1.     Underwriting Agreement*

        2. Plan of acquisition, reorganization, arrangement, liquidation or succession
               2.1 Master Contribution and Combination Agreement dated as of January 30, 1998, by and among Castle, CDC of California, Inc., a Delaware corporation ("CDC"), Dental Consulting Services, LLC, a California limited liability company ("DCS"), Castle Dental Centers of California, L.L.C., a Delaware limited liability company ("Castle West"), Castle West Holdings, LLC, a California limited liability company ("Holdings"), and each of the "Members" who are parties thereto.
        4. Instruments defining the rights of security holders, including indentures*
        16.    Letter re change in certifying accountant*
        17.    Letter re director resignation*
        20.    Other documents or statements to securityholders*
        23.    Consents of experts and counsel*
        24.    Power of attorney*
        27.    Financial Data Schedule*
        99.    Additional exhibits
               99.1   Limited Liability Company Agreement of Castle
                      West.
               99.2   Management Agreement between Holdings and Castle
                      West.
               99.3 Form of Subordinated Promissory Note issued to former members of DCS.
               99.4 Form of Subordination Agreement entered into between each former member of DCS, Castle and NationsBank of Texas, N.A., as Agent.
               99.5 Registration Rights Agreement among Castle and each former member of DCS.
               99.6 Stockholders' Agreement among CDC, Castle West, DCS, Holdings, each member of DCS ("Corporate B Member"), each stockholder of each Corporate B Member ("B Stockholder"), each member of Holdings ("Corporate C Member"), and each stockholder of each Corporate C Member ("C Stockholder").

               99.7 Third Amendment to Credit Agreement among Castle, its subsidiaries, NationsBank of Texas, N.A., as agent, and the lenders thereunder.

                                        9